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                                                                   EXHIBIT 10(a)



                           IMPERIAL HOLLY CORPORATION
                              STOCK INCENTIVE PLAN


                 AS AMENDED AND RESTATED EFFECTIVE MAY 1, 1997
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                               TABLE OF CONTENTS
                               -----------------

                                                                           PAGE
                                                                           ----

SECTION 1. - GENERAL PROVISIONS RELATING TO PLAN
   GOVERNANCE, COVERAGE AND BENEFITS.........................................  1
     1.1  Purpose............................................................  1
     1.2  Definitions........................................................  1
          (a)    Appreciation................................................  1
          (b)    Board.......................................................  1
          (c)    Change in Control...........................................  1
          (d)    Code........................................................  2
          (e)    Committee...................................................  2
          (f)    Common Stock................................................  2
          (g)    Company.....................................................  2
          (h)    Covered Employee............................................  2
          (i)    Deferred Stock..............................................  2
          (j)    Disability..................................................  2
          (k)    Employee....................................................  3
          (l)    Employment..................................................  3
          (m)    Exchange Act................................................  3
          (n)    Fair Market Value...........................................  3
          (o)    Grantee.....................................................  3
          (p)    Incentive Award.............................................  4
          (q)    Incentive Plan Agreement....................................  4
          (r)    Incentive Stock Option......................................  4
          (s)    Independent SAR.............................................  4
          (t)    Nonstatutory Stock Option...................................  4
          (u)    Other Stock-Based Award.....................................  4
          (v)    Outside Director............................................  4
          (w)    Parent......................................................  4
          (x)    Performance Period..........................................  4
          (y)    Performance Share or Performance Unit.......................  4
          (z)    Plan........................................................  5
          (aa)   Restricted Stock............................................  5
          (bb)   Restricted Stock Award......................................  5
          (cc)   Restriction Period..........................................  5
          (dd)   Retirement..................................................  5
          (ee)   Spread......................................................  5
          (ff)   Stock Appreciation Right or SAR.............................  5
          (gg)   Stock Option................................................  5
          (hh)   Subsidiary..................................................  5
          (ii)   Supplemental Payment........................................  5

                                       i
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          (jj)   Tandem SAR................................................... 5
     1.3  Administration...................................................... 5
          (a)    Committee Powers............................................. 5
          (b)    No Liability................................................. 6
          (c)    Meetings..................................................... 6
     1.4  Shares of Common Stock Subject to the Plan.......................... 7
          (a)    Common Stock Authorized...................................... 7
          (b)    Common Stock Available....................................... 7
          (c)    Incentive Award Adjustments.................................. 7
          (d)    Special Limitation........................................... 8
     1.5  Participation....................................................... 8
          (a)    Eligibility.................................................. 8
          (b)    Incentive Stock Option Eligibility........................... 8
     1.6  Incentive Awards.................................................... 9

SECTION 2. - STOCK OPTIONS AND STOCK APPRECIATION RIGHTS...................... 9
     2.1  Grant of Stock Options.............................................. 9
     2.2  Stock Option Terms.................................................. 9
          (a)    Written Agreement............................................ 9
          (b)    Number of Shares............................................. 9
          (c)    Exercise Price............................................... 9
          (d)    Term......................................................... 9
          (e)    Exercise..................................................... 9
          (f)    Incentive Stock Options......................................10
     2.3  Stock Option Exercises..............................................10
          (a)    Method of Exercise...........................................10
          (b)    Notification with respect to Incentive Stock Options.........11
          (c)    Proceeds.....................................................11
     2.4  Stock Appreciation Rights in Tandem with Nonstatutory Stock Option..11
          (a)    Grant........................................................11
          (b)    General Provisions...........................................11
          (c)    Exercise.....................................................11
          (d)    Settlement...................................................12
     2.5  Stock Appreciation Rights Independent of Nonstatutory Stock Options.12
          (a)    Grant........................................................12
          (b)    General Provisions...........................................12
          (c)    Exercise.....................................................12
          (d)    Settlement...................................................12
     2.6  Supplemental Payment on Exercise of Nonstatutory Stock Options or
          Stock Appreciation Rights...........................................13

SECTION 3. - RESTRICTED STOCK.................................................13
     3.1  Award of Restricted Stock...........................................13

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          (a)    Grant........................................................13
          (b)    Immediate Transfer Without Immediate Delivery of Restricted
                 Stock........................................................13
     3.2  Restrictions........................................................14
          (a)    Restrictive Conditions.......................................14
          (b)    Forfeiture of Restricted Stock...............................14
          (c)    Removal of Restrictions......................................14
     3.3  Restriction Period..................................................15
     3.4  Delivery of Shares of Common Stock..................................15
     3.5  Supplemental Payment on Vesting of Restricted Stock.................15

SECTION 4. - PERFORMANCE UNITS AND PERFORMANCE SHARES.........................15
     4.1  Performance Based Awards............................................15
          (a)    Grant........................................................15
          (b)    Performance Criteria.........................................15
          (c)    Modification.................................................16
          (d)    Payment......................................................16
          (e)    Special Rule for Covered Employees...........................16
     4.2  Supplemental Payment on Vesting of Performance Units or Performance
          Shares..............................................................17

SECTION 5. - OTHER STOCK-BASED AWARDS.........................................17
     5.1  Grant of Other Stock-Based Awards...................................17
     5.2  Other Stock-Based Award Terms.......................................18
          (a)    Written Agreement............................................18
          (b)    Purchase Price...............................................18
          (c)    Performance Criteria and Other Terms.........................18
          (d)    Payment......................................................18
          (e)    Dividends....................................................18

SECTION 6. - PROVISIONS RELATING TO PLAN PARTICIPATION........................18
     6.1  Plan Conditions.....................................................18
          (a)    Incentive Plan Agreement.....................................18
          (b)    No Right to Employment or Service............................19
          (c)    Securities Requirements......................................19
     6.2  Transferability.....................................................19
          (a)    Non-Transferable Awards and Options..........................19
          (b)    Ability to Exercise Rights...................................19
     6.3  Rights as a Stockholder.............................................20
          (a)    No Stockholder Rights........................................20
          (b)    Holder of Restricted Stock...................................20
     6.4  Listing and Registration of Shares of Common Stock..................20
     6.5  Change in Stock and Adjustments.....................................20

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          (a)    Changes in Law or Circumstances..............................20
          (b)    Exercise of Corporate Powers.................................20
          (c)    Recapitalization of the Company..............................21
          (d)    Reorganization of the Company................................21
          (e)    Issue of Common Stock by the Company.........................22
     6.6  Termination of Employment, Death, Disability and Retirement.........22
          (a)    Termination of Employment or Service.........................22
          (b)    Retirement...................................................22
          (c)    Disability or Death..........................................22
          (d)    Continuation.................................................23
     6.7  Changes in Control..................................................23
          (a)    Changes in Control...........................................23
          (b)    Right of Cash-Out............................................24
     6.8  Amendments to Incentive Awards......................................24
     6.9  Exchange of Incentive Awards........................................25
     6.10 Financing...........................................................25

SECTION 7. - MISCELLANEOUS....................................................25
     7.1  Effective Date and Grant Period.....................................25
     7.2  No Funding..........................................................25
     7.3  Withholding Taxes...................................................26
          (a)    Mandatory Withholding........................................26
          (b)    Incentive Stock Options......................................26
     7.4  Designation of Beneficiary by Participant...........................26
     7.5  Conflicts with Plan.................................................26
     7.6  No Guarantee of Tax Consequences....................................26
     7.7  Miscellaneous Provisions............................................27
     7.9  Gender, Tense and Headings..........................................27
     7.10 Amendment and Termination...........................................28
     7.11 Governing Law.......................................................28
     7.12 Section 16 Compliance...............................................28

                                       iv
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                           IMPERIAL HOLLY CORPORATION
                              STOCK INCENTIVE PLAN


                                  SECTION 1.
                                  ----------
                         GENERAL PROVISIONS RELATING TO
                     PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1  PURPOSE

     The purpose of the Imperial Holly Corporation Stock Incentive Plan (the "Plan") is to foster and promote the long-term financial success of Imperial Holly Corporation (the "Company") and to materially increase stockholder value by: (a) encouraging the long-term commitment of selected key Employees, (b) motivating superior performance of key Employees by means of long-term performance related incentives, (c) encouraging and providing key Employees and Outside Directors with a formal program for obtaining an ownership interest in the Company, (d) attracting and retaining key Employees by providing incentive compensation opportunities that are competitive with similar companies, and (e) enabling participation by key Employees and Outside Directors in the long-term growth and financial success of the Company. The Plan provides for payment of various forms of incentive compensation and, therefore, is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan shall be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

     The Plan was previously last amended and restated effective April 29, 1993 and was approved by the Company's shareholders on July 29, 1993. The Plan originally became effective as of February 26, 1988 and was approved by the shareholders of the Company.

1.2  DEFINITIONS

     The following terms shall have the meanings set forth below:

        (a) Appreciation. The difference between the option exercise price per share of the Nonstatutory Stock Option to which a Tandem SAR relates and the Fair Market Value of a share of Common Stock on the date of exercise of the Tandem SAR.

        (b)    Board.  The Board of Directors of the Company.

        (c)    Change in Control.  Any of the events described in and subject to
     Section 6.7.
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        (d)    Code.  The Internal Revenue Code of 1986, as amended.  References herein to any provision of the Code shall refer to any successor provision thereto.

        (e) Committee. The Executive Compensation Committee of the Board, which shall be comprised of not less than two members of the Board, appointed by the Board to administer the Plan. The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board may, in its sole discretion, bifurcate the powers and duties of the Committee among one or more separate Committees, or retain all powers and duties of the Committee in a single Committee; provided, however, to the extent that by reason of the position or relationship of any Employee to the Company, Section 16(b) of the Exchange Act applies to the Employee, the Committee with the power or authority with respect to such Employee shall be exclusively comprised of members of the Board who are "non-employee directors" (as defined under rules and regulations promulgated under Section 16(b) of the Exchange Act) and there shall not be less than two such non-employee directors serving as members of the Committee. In addition, if Section 162(m) of the Code applies to the Company (upon the expiration of any applicable transition period provided in the regulations promulgated under Section 162(m) of the Code, including Section 1.162-27(f) of the Treasury Regulations), at least two such Committee members shall also be "outside directors" as defined in
     Section 162(m) of the Code and the regulations promulgated thereunder. No member of the Committee shall be a Grantee hereunder.

        (f) Common Stock. The common stock of the Company, no par value, per share and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

        (g) Company. Imperial Holly Corporation, a corporation organized under the laws of the State of Texas, and any successor thereto.

        (h) Covered Employee. Any Covered Employee as defined in Section 162(m) of the Code and the regulations promulgated thereunder.

        (i) Deferred Stock. Shares of Common Stock to be issued or transferred to a Grantee under an Other Stock-Based Award granted pursuant to Section 5 at the end of a specified deferral period, as set forth in the Incentive Plan Agreement pertaining thereto.

        (j) Disability. As determined by the Committee, a physical or mental condition of the Employee that (1) would entitle him to payment of disability income payments under the Company's Long Term Disability Plan or any successor long term disability insurance or other program maintained by the Company; or (2) in the event that the Employee is not covered, for whatever reason, under said Disability Plan or any other long term disability insurance or other program maintained by the Company, "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code.

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        (k)    Employee. Any common-law employee of the Company or any Parent or
     Subsidiary who, in the opinion of the Committee, is one of a select group of executive officers, other officers, or other key management personnel of the Company or any Parent or Subsidiary, who is in a position to contribute materially to the growth and development and to the financial success of the Company or any Parent or Subsidiary, including officers who are members of the Board.

        (l) Employment. Employment by the Company or any Parent or Subsidiary, or by any corporation issuing or assuming an incentive award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing such incentive award, and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of absence from active Employment on account of temporary illness or during authorized vacation or during temporary leaves of absence from active Employment granted for reasons of professional advancement, education, health, or government service, or during military leave for any period (if the Grantee returns to active Employment within 90 days after the termination of military leave), or during any period required to be treated by the Company as a leave of absence by virtue of any valid law or agreement.

        (m)    Exchange Act.  The Securities Exchange Act of 1934, as amended.

        (n) Fair Market Value. The fair market value of one share of Common Stock on the date in question, which is deemed to be the mean between the highest and lowest sales price per share of Common Stock on the American Stock Exchange (or any other national stock exchange or transaction reporting system on which the Common Stock is then listed or quoted); or if Common Stock is not listed or quoted on any national stock exchange or transaction reporting system, the mean between the highest closing bid and lowest closing asked price for Common Stock as reported by the National Association of Securities Dealers NASDAQ System; or if not reported by such system, the mean between the closing bid and asked price as quoted by such quotation source as shall be designated by the Committee on that date. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

        (o) Grantee. Any Employee or Outside Director who, in the opinion of the Committee, performs significant services for the benefit of the Company and who is granted an Incentive Award under the Plan.

        (p) Incentive Award. Any incentive award, individually or collectively, as the case may be, including any Nonstatutory Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, Performance Share, or Other Stock-Based Award as well as any Supplemental Payment, granted under the Plan to a Grantee.

        (q) Incentive Plan Agreement. The written agreement (including any written notification signed only by an officer of the Company) entered into between the Company and the Grantee pursuant to which an Incentive Award shall be made under the Plan, as such agreement is further defined in
     Section 6.1(a).

        (r) Incentive Stock Option. A Stock Option granted by the Committee to an Employee under Section 2 of the Plan which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

        (s)    Independent SAR.  A Stock Appreciation Right described in Section
     2.5.

        (t) Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2, which is not designated by the Committee as an Incentive Stock Option.

        (u) Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 5 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

        (v) Outside Director. A member of the Board who is not at the time of grant of an Incentive Award an employee of the Company or any Parent or Subsidiary.

        (w) Parent. Any corporation (whether now or hereafter existing) which constitutes a "parent" of the Company, as defined in Section 424(e) of the Code.

        (x) Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee's right to and the payment value of any Performance Units, Performance Shares or Other Stock-Based Awards.

        (y) Performance Share or Performance Unit. An Incentive Award representing a contingent right to receive cash or shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and, in the case of Performance Units, is denominated in cash values.

        (z) Plan. The Imperial Holly Corporation Stock Incentive Plan as set forth herein and as it may be amended from time to time.

        (aa) Restricted Stock. Shares of Common Stock issued or transferred to a Grantee subject to Section 3.

        (bb) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

        (cc) Restriction Period. The period of time determined by the Committee during which Restricted Stock is subject to the restrictions under the Plan.

        (dd) Retirement. The termination of Employment from the Company or any Parent or Subsidiary constituting retirement as determined by the Committee or as specified in the Incentive Plan Agreement.

        (ee) Spread. The difference between the exercise price per share specified in any Independent SAR grant and the Fair Market Value of a share of Common Stock on the date of exercise of the Independent SAR.

        (ff)   Stock Appreciation Right or SAR.  A Tandem SAR described in
     Section 2.4 or an Independent SAR described in Section 2.5.

        (gg) Stock Option. Pursuant to Section 2, an Incentive Stock Option or Nonstatutory Stock Option granted to an Employee, or a Nonstatutory Stock Option granted to an Outside Director, whereunder the Grantee has the right to purchase shares of Common Stock. In accordance with Section 422 of the Code, no Outside Director shall be granted an Incentive Stock Option.

        (hh) Subsidiary. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

        (ii) Supplemental Payment. Any amounts described in Sections 2.6, 3.5 and/or 4.2 dedicated to payment of any federal income taxes that are or will be due and payable on an Incentive Award as determined by the Committee.

        (jj)   Tandem SAR.  A Stock Appreciation Right described in Section 2.4.

1.3  ADMINISTRATION

        (a) Committee Powers. The Plan shall be administered by the Committee which shall have full power and authority to: (i) designate Grantees; (ii) determine the Incentive Awards to be granted to Grantees;
     (iii) subject to Section 1.4, determine the

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     Common Stock to be covered by Incentive Awards and, in connection therewith, to reserve shares of Common Stock as needed in order to cover grants of Incentive Awards; (iv) determine the terms and conditions of any Incentive Award; (v) determine whether, to what extent, and under what circumstances Incentive Awards may be settled or exercised in cash, Common Stock, or other securities or property; or canceled, substituted, forfeited or suspended, and the method or methods by which Incentive Awards may be settled, exercised, canceled, substituted, forfeited or suspended; (vi) interpret, construe and administer the Plan and any instrument or agreement relating to, or Incentive Award made under, the Plan; (vii) establish, amend, suspend or waive rules and guidelines relating to the Plan and the Incentive Awards hereunder; (viii) appoint such agents as it deems appropriate for the administration of the Plan; provided, however that the Committee with the power and authority over Employees who are subject to
     Section 16(b) of the Exchange Act or who cause Section 162(m) of the Code to apply to the Company pursuant to Section 1.162-27(f) of the Treasury Regulations, shall not delegate any of the power or authority set forth in
     (i) through (vii) above in respect of such Employees; and (ix) make any other determination and take any other action that it deems necessary or desirable for such administration. All designations, determinations, interpretations and other decisions with respect to the Plan or any Incentive Award shall be within the sole discretion of the Committee, and shall be final, conclusive and binding upon all persons, including the Company or any Parent or Subsidiary, any Grantee, any holder or beneficiary of any Incentive Award, and any stockholder.

          The Committee may act only by a majority of its members then in office, except that said members may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or as expressly provided by statute which cannot be waived.

        (b) No Liability. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to this Plan or any Incentive Award hereunder, and to the full extent permitted by the Company's Bylaws, the Company shall indemnify each member of the Committee.

        (c) Meetings. The Committee shall designate a chairman from among its members, who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members.

1.4  SHARES OF COMMON STOCK SUBJECT TO THE PLAN

        (a) Common Stock Authorized. Subject to adjustment under Section 6.5, the aggregate number of shares of Common Stock available for granting Incentive Awards (including, without limitation, Stock Appreciation Rights) under the Plan shall be One Million, Sixty-two Thousand and Five Hundred (1,062,500) shares of Common Stock. If any Incentive Award shall (i) expire or terminate for any reason, without being exercised or purchased, or (ii) be forfeited or reacquired by the Company or Plan pursuant to rights reserved upon issuance of the Incentive Award, shares of Common Stock subject to the unexercised, forfeited or reacquired portion of such Incentive Award shall again be available for grant in connection with grants of subsequent Incentive Awards. With respect to any Stock Option or Stock Appreciation Right granted to a Grantee who is a Covered Employee that is canceled or repriced, the number of shares subject to such Stock Option or Stock Appreciation Right shall continue against the maximum number of shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Covered Employee and such maximum number shall be determined in accordance with Section 162(m) of the Code and the regulations promulgated thereunder.

          In addition to Common Stock actually issued, there shall be deemed to have been issued pursuant to the Plan (and therefore no longer available in connection with Incentive Awards) a number of shares equal to the aggregate number of shares of Common Stock under option in respect of which Stock Appreciation Rights have been exercised. If any Common Stock issued as Restricted Stock shall be repurchased by the Company or Plan pursuant to a repurchase option in the Grantee's Incentive Plan Agreement, or if any Common Stock issued under the Plan shall be reacquired pursuant to restrictions imposed at the time of issuance under the Plan or Incentive Plan Agreement, such shares may again be issued under the Plan.

        (b) Common Stock Available. The Common Stock available for issuance or transfer under the Plan shall be made available from shares now or hereafter (i) held in the treasury of the Company, (ii) authorized but unissued shares or (iii) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

        (c) Incentive Award Adjustments. Subject to the limitations set forth in Sections 6.8 and 7.10, the Committee, with the consent of the Grantee, may make any adjustment in the exercise price or the number of shares subject to, or the terms of, any Incentive Award other than an Incentive Stock Option. Such adjustment shall be made by amending, substituting or canceling and regranting such Incentive Award with the inclusion of terms and conditions that may differ from the terms and conditions of the original Incentive Award. If such action is effected by amendment, the effective date of such amendment shall be determined by the Committee (including an effective date that may be the same date as the original grant of the Incentive Award); provided, however, such effective date shall not affect or contravene any treatment required by applicable securities law or otherwise with respect to the effective date of the grant or such amendment. In addition, any such action shall be effective only to the extent that such action would not cause (i) the Grantee of the Incentive Award to lose an exemption from liability under
     Section 16(b) of the Exchange Act, or (ii) an Incentive Award to fail to qualify as performance based compensation as defined in Section 162(m) of the Code, unless otherwise agreed to by the Grantee.

        (d) Special Limitation. In no event shall the number of shares of Common Stock subject to Stock Options or Stock Appreciation Rights awarded to any one Grantee who is a Covered Employee in any calendar year exceed Five Hundred Thousand (500,000) shares of the Common Stock. In all events, determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder (including Treas. Reg. Section 1.162-27(f)).

1.5  PARTICIPATION

        (a) Eligibility. The Committee shall from time to time designate those selected Employees and Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Awards granted, the number of shares, options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Awards as it may deem appropriate, to the extent not inconsistent with the provisions of the Plan. Any Grantee may, if otherwise eligible, be granted additional Incentive Awards at any time.

        (b) Incentive Stock Option Eligibility. No Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee's percentage ownership in the Company or any Parent or Subsidiary. No Outside Director shall be eligible for the grant of any Incentive Stock Option. This paragraph shall be construed consistent with the requirements of Section 422 of the Code and the regulations issued thereunder.

1.6  INCENTIVE AWARDS

     The forms of Incentive Awards under this Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock and Supplemental Payments as described in Section 3, Performance Units or Performance Shares and Supplemental Payments as described in Section 4, and Other Stock-Based Awards and Supplemental Payments as described in Section 5, or any combination of the foregoing.


                                  SECTION 2.
                                  ---------

                  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1  GRANT OF STOCK OPTIONS

     The Committee is authorized to grant Stock Options to selected
Employees and Outside Directors in accordance with the terms and conditions of the Plan, and with such additional terms and conditions not inconsistent with the Plan as the Committee shall determine. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

2.2  STOCK OPTION TERMS

        (a) Written Agreement. Each grant of a Stock Option shall be evidenced by an Incentive Plan Agreement.

        (b) Number of Shares. Each Stock Option shall specify the number of shares of Common Stock to which it pertains.

        (c) Exercise Price. The exercise price per share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that in the case of Incentive Stock Options such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value per share of such stock on the date the Incentive Stock Option is granted, as determined by the Committee. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

        (d) Term. The Committee shall fix the term of each Stock Option which shall be not more than ten (10) years from the date of grant. In the event no term is fixed, such term shall be ten (10) years from the date of grant.

        (e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment (or service) and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable, and may set forth a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms shall be set forth in the Incentive Plan Agreement.


        (f) Incentive Stock Options. Anything in the Plan notwithstanding, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or any Parent) exceeds the sum of $100,000, such Incentive Stock Options shall be treated as Stock Options which are not Incentive Stock Options. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they are granted.

2.3  STOCK OPTION EXERCISES

        (a) Method of Exercise. To purchase shares under any Stock Option granted under the Plan, a Grantee must give notice in writing to the Company of his intention to purchase and specify the number of shares as to which he intends to exercise his Stock Option. Upon the date or dates specified for the completion of the purchase of the shares, the purchase price shall be payable in full. The purchase price may be paid in cash or an equivalent acceptable to the Committee. At the discretion of the Committee, and provided that such payment can be effected without causing the Grantee to incur liability under Section 16(b) of the Exchange Act, the exercise price may be paid by the assignment and delivery to the Company of shares of Common Stock owned by the Grantee or a combination of cash and such shares equal in value to the exercise price. Any shares so assigned and delivered to the Company in payment or partial payment of the purchase price shall be valued at their Fair Market Value on the exercise date. In addition, at the request of the Grantee and to the extent permitted by applicable law, the Company in its discretion may selectively approve "cashless exercise" arrangements with a brokerage firm under which such brokerage firm, on behalf of the Grantee, shall pay to the Company the exercise price of the Stock Options being exercised, and the Company, pursuant to an irrevocable notice from the Grantee, shall promptly deliver the shares being purchased to such firm.

          The Committee, in its discretion and to the extent permitted by applicable law, may determine to permit the holder of an Option to satisfy the purchase price of the shares as to which an Option is exercised by delivery of the Option holder's promissory note, such note to be subject to such terms and conditions as the Committee may determine. The

     Committee may, in its discretion and to the extent permitted by applicable law, direct the Company to lend to the Option holder such funds, on such terms and conditions as the Committee determines to be appropriate, sufficient for the holder to pay the purchase price of the shares as to which an Option is exercisable.

        (b) Notification with respect to Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the stock was acquired or (ii) within one (1) year after the transfer of such shares to him pursuant to exercise, shall notify the Company of such disposition, the amount realized and his adjusted basis in such shares.

        (c) Proceeds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4  STOCK APPRECIATION RIGHTS IN TANDEM WITH NONSTATUTORY STOCK OPTIONS

        (a) Grant. The Committee may, at the time of grant of a Nonstatutory Stock Option, or at any time thereafter during the term of the Nonstatutory Stock Option, grant Stock Appreciation Rights with respect to all or any portion of the shares of Common Stock covered by such Nonstatutory Stock Option. A Stock Appreciation Right in tandem with a Nonstatutory Stock Option is referred to herein as a "Tandem SAR."

        (b) General Provisions. Each Tandem SAR shall be evidenced by, and subject to, the terms of the Grantee's Incentive Plan Agreement. The exercise price per share of Common Stock of a Tandem SAR shall be fixed in the Incentive Plan Agreement and shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of the grant of the Nonstatutory Stock Option to which it relates.

        (c) Exercise. The Committee may impose conditions on the exercise of a Tandem SAR as may be required to satisfy the requirements of applicable securities laws. A Tandem SAR may be exercised at any time the Nonstatutory Stock Option to which it relates is then exercisable, but only to the extent such Nonstatutory Stock Option is exercisable, and shall otherwise be subject to the conditions applicable to such Nonstatutory Stock Option. When a Tandem SAR is exercised, the Nonstatutory Stock Option to which it relates shall terminate to the extent of the number of shares with respect to which the Tandem SAR is exercised. Similarly, when a Nonstatutory Stock Option is exercised, the Tandem SAR relating to the shares covered by such Nonstatutory Stock Option exercise shall terminate. Any Tandem SAR which is outstanding on the last day of the term of the related Nonstatutory Stock Option shall be automatically exercised on such date for cash, without the need for any action by the Grantee, to the extent of any Appreciation.

        (d) Settlement. Upon exercise of a Tandem SAR, the holder shall receive, for each share with respect to which the Tandem SAR is exercised, an amount equal to the Appreciation. The Appreciation shall be payable in cash, Common Stock, or a combination of both, at the option of the Committee, and shall be paid within 30 calendar days of the exercise of the Tandem SAR. The number of shares of Common Stock which shall be issuable upon exercise of a Tandem SAR shall be determined by dividing (1) by (2) where (1) is the number of shares of Common Stock as to which the Tandem SAR is exercised multiplied by the Appreciation in such shares and (2) is the Fair Market Value of a share of Common Stock on the exercise date.


2.5  STOCK APPRECIATION RIGHTS INDEPENDENT OF NONSTATUTORY STOCK OPTIONS

        (a) Grant. The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options ("Independent SARs") to selected Employees and Outside Directors.

        (b) General Provisions. Each Independent SAR shall be evidenced by an Incentive Plan Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of the grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee and no Independent SAR shall be exercised after the expiration of its term.

        (c) Exercise. Independent SARs shall be exercisable at such time or times and subject to such terms and conditions as the Committee shall specify in the Incentive Plan Agreement for the Independent SAR grant including, without limitation, conditions on the exercise of an Independent SAR as may be required to satisfy the requirements of applicable securities laws. Unless the Incentive Plan Agreement expressly specifies otherwise, the Committee shall have discretion at any time to accelerate such time or times and otherwise waive or amend any conditions in respect of all or any portion of the Independent SARs held by any Grantee.

        (d) Settlement. Upon exercise of an Independent SAR, the holder shall receive, for each share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, at the option of the Committee, and shall be paid within 30 calendar days of the exercise of the Independent SAR.
     The number of shares of Common Stock which shall be issuable upon exercise of an Independent SAR shall be determined by dividing (1) by (2) where (1) is the number of shares of Common Stock as to which the Independent SAR is exercised multiplied by the Spread in such shares and (2) is the Fair Market Value of a share of Common Stock on the exercise date.


2.6 SUPPLEMENTAL PAYMENT ON EXERCISE OF NONSTATUTORY STOCK OPTIONS OR STOCK APPRECIATION RIGHTS

     The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or Stock Appreciation Right, may provide in the Incentive Plan Agreement for a supplemental payment (the "Supplemental Payment") by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option or Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal income tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or Stock Appreciation Right and the receipt of the Supplemental Payment, assuming the holder is taxed at the maximum effective federal income tax rate applicable thereto. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment. Unless otherwise agreed to by the Grantee, the Supplemental Payment shall be paid within 30 calendar days of the date of exercise of a Nonstatutory Stock Option or Stock Appreciation Right (or, if later, within 30 calendar days of the date on which income is recognized for federal income tax purposes with respect to such exercise).


                                  SECTION 3.
                                  ---------

                               RESTRICTED STOCK

3.1  AWARD OF RESTRICTED STOCK

        (a) Grant. In consideration of the performance of Employment or other services by any selected Employee or Outside Director, shares of Restricted Stock may be awarded under the Plan by the Committee on such terms and conditions and with such restrictions as the Committee may designate, all of which may differ with respect to each Grantee.
     Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. Each grant or sale of Restricted Stock shall be evidenced by an Incentive Plan Agreement.

        (b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Subject to the terms of the Incentive Plan Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the shares of Restricted Stock to the Grantee in consideration of the performance of services as an

     Employee or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights, but subject to the restrictions hereinafter specified. Each Restricted Stock Award may limit the Grantee's dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a "substantial risk of forfeiture" within the meaning given to such term under Section 83 of the Code and restrictions on transfer. Shares of Common Stock awarded pursuant to a grant of Restricted Stock may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms shall be set forth in the Grantee's Incentive Plan Agreement.


3.2  RESTRICTIONS

        (a) Restrictive Conditions. Restricted Stock awarded to a Grantee shall be subject to the following restrictions until the expiration of the Restriction Period: (i) the shares of Common Stock included in the Restricted Stock Award shall be subject to one or more restrictions including, without limitation, a restriction that constitutes a "substantial risk of forfeiture" (as defined in Section 3.1(b) above), and to the restrictions on transferability set forth in Section 6.2; (ii) unless otherwise specified by the Committee in the Incentive Plan Agreement, the shares of Common Stock included in the Restricted Stock Award that are subject to restrictions which are not satisfied at the time the Grantee ceases Employment shall be forfeited and all rights of the Grantee to such shares shall terminate without further obligation on the part of the Company at such time; and (iii) any other restrictions that the Committee determines in advance are necessary or appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the Grantee's Incentive Plan Agreement.

        (b) Forfeiture of Restricted Stock. If for any reason, the restrictions imposed by the Committee upon Restricted Stock are not satisfied at the end of the Restriction Period, any Restricted Stock remaining subject to such restrictions shall thereupon be forfeited by the Grantee and reacquired by the Company.

        (c) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock Award that such action is appropriate.

3.3  RESTRICTION PERIOD

     The Restriction Period of Restricted Stock shall commence on the date of grant and shall be established by the Committee in the Incentive Plan Agreement setting forth the terms of the Restricted Stock award.

3.4  DELIVERY OF SHARES OF COMMON STOCK

     Subject to withholding taxes under Section 7.3 and to the terms of the Incentive Plan Agreement, at the expiration of the Restriction Period, a stock certificate evidencing the Restricted Stock (to the nearest full share) with respect to which the Restriction Period has expired shall be delivered to the Grantee free of all restrictions.

3.5  SUPPLEMENTAL PAYMENT ON VESTING OF RESTRICTED STOCK

     The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee which shall not exceed the amount necessary to pay the federal income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at the maximum effective federal income tax rate applicable thereto. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.


                                  SECTION 4.
                                  ---------

                   PERFORMANCE UNITS AND PERFORMANCE SHARES

4.1  PERFORMANCE BASED AWARDS

        (a) Grant. The Committee is authorized to grant Performance Units and Performance Shares to selected Employees and Outside Directors. Each grant of Performance Units and/or Performance Shares shall be evidenced by an Incentive Plan Agreement. The Committee may make grants of Performance Units or Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Units or Performance Shares and the contingent value of any Performance Units or Performance Shares, which may vary depending on the degree to which performance criteria established by the Committee are met.

        (b) Performance Criteria. At the beginning of each Performance Period, the Committee shall (i) establish for such Performance Period specific financial or non-financial performance objectives as the Committee believes are relevant to the Company's business objectives; (ii) determine the value of a Performance Unit or the number of shares under a Performance Share grant relative to performance objectives; and (iii) notify each Grantee in writing of the established performance objectives and, if applicable, the minimum, target, and maximum Performance Unit or Share value for such Performance Period.

        (c) Modification. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company's objectives because of a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives as it considers to be appropriate, unless such modification would cause the Performance Unit or Share to fail to qualify as "performance-based compensation" under Section 162(m) of the Code and the regulations promulgated thereunder to the extent applicable to the Covered Employee, unless otherwise agreed to by the Covered Employee.

        (d) Payment. The basis for payment of Performance Units or Performance Shares for a given Performance Period shall be the achievement of those financial and non-financial performance objectives determined by the Committee at the beginning of the Performance Period. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit or Performance Share shall be based on the degree to which actual performance exceeded the preestablished minimum performance standards, as determined by the Committee. The amount of payment shall be determined by multiplying the number of Performance Units or Performance Shares granted at the beginning of the Performance Period times the final Performance Unit or Performance Share value. Payments shall be made, in the discretion of the Committee, solely in cash or Common Stock, or a combination of cash and Common Stock, following the close of the applicable Performance Period, in such manner as may be permissible without causing the Grantee to incur liability under
     Section 16(b) of the Exchange Act.

        (e) Special Rule for Covered Employees. Without limiting the generality of the foregoing, it is intended that the Committee shall establish performance goals applicable to Performance Units or Performance Shares awarded to Grantees who, in the judgment of the Committee, may be Covered Employees in such a manner as shall permit payments with respect thereto to qualify as "performance-based compensation" as described in
     Section 162(m)(4)(C) of the Code and in accordance with the regulations promulgated thereunder (including Treas. Reg. Section 1.162-27(f)). It is specifically provided that the material terms of such performance goals for Grantees who, in the judgment of the Committee, may be Covered Employees, shall, until changed by the Committee with the approval of the stockholders, be as follows: (i) the business criteria on which the performance goals shall be based shall be the attainment of such target levels of earnings per share from continuing operations, total stockholder return, Common Stock price per share, sales or market share as may be specified by the Committee; and (ii) the maximum amount of compensation that may be paid under Performance Units and Performance Shares to any one Grantee with respect to any one year shall be Five Million Dollars ($5,000,000).

4.2  SUPPLEMENTAL PAYMENT ON VESTING OF PERFORMANCE UNITS OR PERFORMANCE SHARES

     The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares (other than Restricted Stock), may provide in the Incentive Plan Agreement for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee which shall not exceed the amount necessary to pay the federal income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at the maximum effective federal income tax rate applicable thereto. The Supplemental Payment shall be paid within 30 days of each date that such Performance Units or Performance Shares vest unless otherwise agreed to by the Grantee. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.


                                  SECTION 5.
                                  ---------

                           OTHER STOCK-BASED AWARDS

5.1  GRANT OF OTHER STOCK-BASED AWARDS

     Other Stock-Based Awards may be awarded by the Committee to selected Employees and Outside Directors, that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of Common Stock, as deemed by the Committee, in its discretion, to be consistent with the purposes of the Plan. Other types of Stock-Based Awards include, without limitation, Deferred Stock, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into shares of Common Stock, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards or any other plan of the Company or any Parent or Subsidiary.

5.2  OTHER STOCK-BASED AWARD TERMS

        (a) Written Agreement. Each grant of an Other Stock-Based Award shall be evidenced by an Incentive Plan Agreement.

        (b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to 50% of the Fair Market Value of the Common Stock covered by such grant on the date of grant.

        (c) Performance Criteria and Other Terms. The Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be conclusively determined by the Committee. Any other terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Plan Agreement. The Committee may also provide for a Supplemental Payment as described in Section 4.2.

        (d) Payment. Other Stock-Based Awards may be paid in shares of Common Stock or other consideration related to such shares, in a single payment or in installments, and shall be payable on such dates as determined by the Committee, all as specified in the Incentive Plan Agreement.

        (e) Dividends. The Grantee of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the Other Stock-Based Award, as determined by the Committee and set forth in the Incentive Plan Agreement. The Committee may provide in the Incentive Plan Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Common Stock.


                                  SECTION 6.
                                  ---------

                   PROVISIONS RELATING TO PLAN PARTICIPATION

6.1  PLAN CONDITIONS

        (a) Incentive Plan Agreement. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Plan Agreement with the Company, in such form as is provided by the Committee. The Incentive Plan Agreement shall contain specific terms as determined by the Committee with respect to the Grantee's particular Incentive Award. The Incentive Plan Agreement may include, for example, vesting and other provisions particular to the Incentive Award, as well as provisions that the Grantee (i) shall not disclose any confidential information of the Company acquired during Employment or other service with the Company and (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee.

        (b) No Right to Employment or Service. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment or service rights (including without limitation, rights to continued Employment or directorship) in any Grantee, or otherwise affect the right of the Company to terminate the Employment or service of any Grantee without regard to the Plan.

        (c) Securities Requirements. No shares of Common Stock shall be issued or transferred pursuant to an Incentive Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations, by any regulatory agencies having jurisdiction, and by any stock market or exchange upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Incentive Award, the Company may require the Grantee to take any reasonable action to meet such requirements. The Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Incentive Award to comply with any such law, rule or regulation.

6.2  TRANSFERABILITY

        (a) Non-Transferable Awards and Options. No Incentive Award and no right under the Plan, contingent or otherwise, other than Restricted Stock as to which restrictions have lapsed, will be (i) assignable, saleable, or otherwise transferable by a Grantee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's enforceable will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of this subsection shall be void and ineffective for all purposes.

        (b) Ability to Exercise Rights. Subject to a beneficiary designation pursuant to Section 7.4, only the Grantee or his guardian (if the Grantee becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Stock Options, receive cash payments and deliveries of shares, or otherwise exercise rights under the

     Plan. The executor or administrator of the Grantee's estate, or the person or persons to whom the Grantee's rights under any Incentive Award should pass by will or by the laws of descent and distribution, shall be deemed to be the Grantee's beneficiary or beneficiaries of the rights of the Grantee hereunder and shall thus be entitled to exercise such rights to the same extent as they would have been exercisable by Grantee.

6.3  RIGHTS AS A STOCKHOLDER

        (a) No Stockholder Rights. Except as otherwise provided in Section 6.3(b), a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to the shares of Common Stock covered by such Incentive Award until the issuance of a stock certificate for such shares.

        (b) Holder of Restricted Stock. Unless otherwise provided by the Committee in the Incentive Plan Agreement for the grant of a Restricted Stock Award, a Grantee of Restricted Stock, or a permitted transferee of such Grantee, shall have voting and dividend rights as a stockholder before a stock certificate has been issued to him with respect to the shares covered by such Restricted Stock Award.

6.4  LISTING AND REGISTRATION OF SHARES OF COMMON STOCK

     The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock pursuant to an Incentive Award until completion of such stock exchange listing, registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company deems appropriate, and may require any Grantee to make such representations and furnish such information as it considers appropriate in connection with the issuance or delivery of the shares in compliance with such laws, rules and regulations.

6.5  CHANGE IN STOCK AND ADJUSTMENTS

        (a) Changes in Law or Circumstances. Subject to Section 6.7 which applies in the event of a Change in Control, in the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should determine, in its discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of shares that may be issued under the Plan, (ii) the number of shares subject to Incentive Awards, and (iii) the price per share for outstanding Incentive Awards. Any adjustment of an Incentive Stock Option under this paragraph shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the Grantee. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

        (b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

        (c) Recapitalization of the Company. Subject to Section 6.7 which applies in the event of a Change in Control, if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of shares, recapitalization or other increase or reduction in the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then the number of shares of Common Stock available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of shares outstanding, be proportionately increased and the Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of shares outstanding, be proportionately reduced, and the Fair Market Value of the Incentive Awards awarded shall be proportionately increased.

        (d) Reorganization of the Company. Subject to Section 6.7 which applies in the event of a Change in Control, if the Company is reorganized, merged or consolidated, or is a party to a plan of exchange with another corporation, pursuant to which reorganization, merger, consolidation or plan of exchange stockholders of the Company receive any shares of Common Stock or other securities or property, or if the Company should distribute securities of another corporation to its stockholders, each Grantee shall be entitled to receive, in lieu of the number of unexercised Incentive Awards previously awarded, the number of Stock Options, Stock Appreciation Rights, Performance Shares, Restricted Stock shares, or other Stock-Based Awards, with a corresponding adjustment to the Fair Market Value of said Incentive Awards, to which such holder would have been entitled pursuant to the terms of the corporate agreement, if immediately prior to such corporate action, such Grantee had been the holder of record of a number of shares of Common Stock equal to the number of the unexercised Incentive Awards previously awarded to him. For this purpose, Restricted Stock shall be treated the same as unrestricted outstanding shares of Common Stock.

        (e) Issue of Common Stock by the Company. Except as hereinabove expressly provided and subject to Section 6.7 which applies in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Fair Market Value of, any Incentive Awards then outstanding under previous awards; provided, however, in such event, Grantees of Restricted Stock shall be treated the same as the holders of outstanding unrestricted shares of Common Stock.

6.6  TERMINATION OF EMPLOYMENT, DEATH, DISABILITY AND RETIREMENT

        (a) Termination of Employment or Service. Subject to Section 3.2 for Restricted Stock awards, and unless otherwise specifically provided in the Grantee's Incentive Plan Agreement, if the Grantee's Employment or service on the Board, as applicable, is terminated for any reason other than due to his death, Disability or Retirement, any outstanding Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur. In such event, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of the termination date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Plan Agreement with respect to the vested portion of such Incentive Award or (ii) the date that occurs sixty (60) calendar days after his termination date.

        (b) Retirement. Subject to Section 3.2 for Restricted Stock awards, and unless otherwise specifically provided in the Grantee's Incentive Plan Agreement, upon the Retirement of any Employee who is a Grantee:

              (i) any nonvested portion of any outstanding Incentive Award of the Grantee shall immediately terminate and no further vesting shall occur; and

              (ii)  any vested Incentive Award shall expire on the earlier of
        (A) the expiration date set forth in the Incentive Plan Agreement with respect to such Incentive Award; or (B) the expiration of (1) six (6) months after the date of Retirement in the case of any Incentive Award other than an Incentive Stock Option, or (2) three (3) months after the date of Retirement in the case of an Incentive Stock Option.

        (c) Disability or Death. Subject to Section 3.2 for Restricted Stock Awards, and unless otherwise specifically provided in the Grantee's Incentive Plan Agreement, upon termination of Employment or service on the Board, as applicable, as a result of the Grantee's Disability or death:

              (i) any nonvested portion of any outstanding Incentive Award of the Grantee shall immediately terminate upon termination of Employment or directorship service, as applicable, and no further vesting shall occur; and

              (ii) any vested Incentive Award shall expire upon the earlier of either (A) the expiration date set forth in the Incentive Plan Agreement or (B) the first anniversary of the Grantee's termination of Employment or directorship service, as applicable, as a result of his Disability or death.

        (d) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation, the Committee and Grantee may provide for the continuation of any Incentive Award for such mutually period and upon such agreed terms and conditions in the event that a Grantee ceases to be an Employee or Outside Director. In the event of any such continuation, a written amendment to the Grantee's Incentive Plan Agreement shall be required.

6.7  CHANGES IN CONTROL

        (a) Changes in Control. Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur unless otherwise specifically provided in the Grantee's Incentive Plan Agreement:

              (i) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

              (ii) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, as of the date of the Change in Control; and

              (iii) all of the Performance Shares, Performance Units and any Other Stock-Based Awards shall become fully vested, deemed earned in full and promptly paid within thirty (30) days to the Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

     For purposes of this Section 6.7, a "Change in Control" means a change in control of the Company of such a nature that would be required to be reported in response to either (i) Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act or (ii) Item 1 of Form 8-K promulgated under the Exchange Act, assuming at all times that the Exchange Act applies to the Company; provided further that such a Change in Control shall also be deemed to have occurred at such time as:

              (i) any "person" (as that term is used in Section 13(d) and 14(d)(2) of the Exchange Act) is or becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
        Act) of securities representing more than forty percent (40%) of any class of stock of the Company entitled to elect a majority of the Board of the Company or any successor of the Company; or

              (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board of the Company cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of more than one-half (50%) of the directors then in office who were directors at the beginning of the two-year period.

        (b) Right of Cash-Out. If approved by the Board prior to or within thirty (30) days after such time as a Change in Control has occurred, the Board shall have the right for a forty-five (45) day period immediately following the date that the Change in Control is deemed to have occurred to require all, but not less than all, Grantees to transfer and deliver to the Company all Incentive Awards previously granted to Grantees in exchange for an amount equal to the "cash value" (defined below) of the Incentive Awards. Such right shall be exercised by written notice to all Grantees. For purposes of this Section 6.7(b), the cash value of an Incentive Award shall equal the sum of (i) for cash-denominated Incentive Awards, all cash to which the Grantee would be entitled upon settlement or exercise of such Incentive Award, and/or (ii) for stock options and other stock-denominated Incentive Awards, the excess of the "market value" (defined below) per share over the option exercise price, multiplied by the number of shares subject to such Incentive Award. For purposes of the preceding sentence, "market value" per share shall mean the higher of (i) the average of the Fair Market Value per share on each of the five trading days immediately following the date a Change in Control is deemed to have occurred or (ii) the highest price, if any, offered in connection with the Change in Control. For purposes of this Section 6.7(b), any vesting and other restrictions on the outstanding Incentive Awards shall be deemed to have lapsed and be of no further force or effect as of the Change in Control date unless otherwise specifically provided in the particular Grantee's Incentive Plan Agreement or as agreed to by the Grantee. The amount payable to each Grantee by the Company pursuant to this Section 6.7(b) shall be paid in a cash lump sum, unless the Grantee agrees in writing to another form of distribution, and shall be subject to Section
     7.3 for tax withholding.

6.8  AMENDMENTS TO INCENTIVE AWARDS

     The Committee may waive any conditions or rights with respect to, or amend, alter, suspend, discontinue, or terminate, any unexercised Incentive Award theretofore granted, prospectively or retroactively, with the written consent of the relevant Grantee; provided, however, with respect to a Grantee who is a Covered Employee, the Committee shall have no authority to take any such action to the extent that such action would likely result in the failure of payments under an Incentive Award to qualify as "performance-based compensation" (as described in Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder (including Treas. Reg. Section 1.162-27(f)) where such payments otherwise would have qualified as "performance-based compensation" with respect to the Covered Employee, unless otherwise agreed to by the Covered Employee.

6.9  EXCHANGE OF INCENTIVE AWARDS

     The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

6.10 FINANCING

     The Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.


                                  SECTION 7.
                                  ---------

                                 MISCELLANEOUS

7.1  EFFECTIVE DATE AND GRANT PERIOD

     This Plan is amended and restated effective May 1, 1997. Unless sooner terminated by the Board, no Incentive Award shall be granted under the Plan after April 29, 2003.

7.2  NO FUNDING

     Except as provided under Section 3 for Restricted Stock, no provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Grantees shall have no rights under the Plan other than as unsecured general creditors of the Company except that, insofar as they may have become entitled to payment of compensation through performance of services, they shall have the same rights as other Employees or Outside Directors under general law.

7.3  WITHHOLDING TAXES

        (a) Mandatory Withholding. The Company shall have the right to (i) make deductions from any settlement of an Incentive Award made under the Plan, including the delivery of shares, or require shares or cash or both be withheld from any Incentive Award, in each case in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law, or (ii) take such other action as may be necessary or appropriate to satisfy any such withholding obligations. The Committee may determine the manner in which such tax withholding may be satisfied, and may permit whole shares of Common Stock to be used to satisfy required tax withholding based on their Fair Market Value as of the delivery date of such shares in exercise or other satisfaction of the applicable Incentive Award.

        (b) Incentive Stock Options. With respect to shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

7.4  DESIGNATION OF BENEFICIARY BY PARTICIPANT

     A Grantee may name a beneficiary(ies) to receive any payment to which he may be entitled in respect of Incentive Awards in the event of his death, on a beneficiary designation form as is provided by the Committee. A Grantee may change his beneficiary designation from time to time in the same manner. If no designated beneficiary is living on the date on which any amount becomes payable to the beneficiary, such payment will be made to the Grantee's surviving spouse, if applicable, otherwise to the executor or administrator of the Grantee's estate. As used herein, the term "beneficiary" shall then include such person.

7.5  CONFLICTS WITH PLAN

     In the event of any inconsistency or conflict between the terms of the Plan and an Incentive Plan Agreement, the terms of the Plan shall govern.

7.6  NO GUARANTEE OF TAX CONSEQUENCES

     Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

7.7  MISCELLANEOUS PROVISIONS

        (a) No Employee, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Employee or Outside Director any right to be retained in the employ or other service of the Company or any Parent or Subsidiary.

        (b) A Grantee's rights and interest under the Plan and any Incentive Award may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of the Grantee's death), including, without limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; and no such right or interest of the Grantee shall be subject to any obligation or liability of such Grantee until paid.

        (c) No shares of Common Stock shall be issued hereunder unless counsel for the Company is then satisfied that such issuance will be in compliance with applicable federal and state securities laws.

        (d)    The expenses of the Plan shall be borne by the Company.

        (e) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund, nor to make any other segregation of assets, to assure the payment of any Incentive Award under the Plan.

        (f) By accepting any Incentive Award granted under the Plan, each Grantee and each person claiming through him shall be deemed to have indicated his acceptance of the Plan.

7.8  SEVERABILITY

     In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

7.9  GENDER, TENSE AND HEADINGS

     Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

7.10 AMENDMENT AND TERMINATION

     The Plan may be amended or terminated at any time and from time to time by the Board; provided, however, (1) no amendment that increases the aggregate number of shares of Common Stock which may be issued pursuant to the Plan shall be effective unless and until the same is approved by the stockholders of the Company and (2) no amendment or termination of the Plan shall adversely affect any right of any Grantee with respect to any Incentive Award therefore granted without such Grantee's written consent. Unless earlier terminated, the Plan shall terminate as of midnight on April 29, 2003 and no Incentive Awards shall be issued hereunder after such date.

     In addition, to the extent that the Committee determines that the listing for qualification requirements of any national securities exchange or quotation system on which the Company's Common Stock is then listed or quoted, or the Code or Treasury regulations issued thereunder, require stockholder approval in order to maintain compliance with such listing or qualification requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without prior approval of the Company's stockholders.

7.11 GOVERNING LAW

     The Plan shall be interpreted, construed and constructed (a) in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as superseded by applicable federal law, and (b) in accordance with applicable provisions of the Code and regulations or other authority issued thereunder by the appropriate governmental authority.

7.12 SECTION 16 COMPLIANCE

     The Plan, and transactions hereunder by persons subject to Section 16 of the Exchange Act, are intended to comply with all applicable conditions of Rule 16b-3 or any successor exemption provision promulgated under the Exchange Act. To the extent that any provision of the Plan or any action by the Committee or the Board fails, or is deemed to fail, to so comply, such provision or action shall be null and void but only to the extent permitted by law and deemed advisable by the Committee in its discretion.

     IN WITNESS WHEREOF, Imperial Holly Corporation has caused this amended and restated Plan to be duly executed in its name and on its behalf by its duly authorized officer, to be effective as of May 1, 1997.


ATTEST:                             IMPERIAL HOLLY CORPORATION


By:                                   By:
   -------------------------             --------------------------
Name:                                 Name:
     -----------------------               ------------------------
Title:                                Title:
      ----------------------                -----------------------